UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

Grow Condos, Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-53548 (Commission File Number)	86-0970023 (IRS Employer I.D. No.)

722 W. Dutton Road
Eagle Point, Oregon 97524
Tel:  541-879-0504

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.02 Departure of Director

On August 7, 2015, Jeff W. Holmes resigned as Chairman of the Board and as a Director of Grow Condos, Inc.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grow Condos, Inc.

Dated: August 10, 2015	By:	/s/ Joann Z. Cleckner
Joann Z. Cleckner, CFO